Cook & Bynum Funds Trust

The Cook & Bynum Fund

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
Dated January 30, 2012
December 20, 2012

Cook & Bynum Capital Management, LLC (the “Adviser”) has recommended, and the Board of Trustees has approved, an update to the expense limitation agreement in which, beginning January 1, 2013, the Adviser will reimburse the Fund to the extent that total expenses exceed 1.49% of the Fund’s average daily net assets.   As part of this change, the Adviser has also contractually agreed to reduce the management fee collected from The Cook & Bynum Fund (the “Fund”) from 1.50% to 1.49%.  This expense limitation agreement will remain in effect through at least February 1, 2014.

Accordingly, as of January 1, 2013, the portion of the “Fund Fees and Expense” section beginning on page 1 of the Fund’s Prospectus, is deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.63%
Total Annual Fund Operating Expenses	2.12%
Fee Reduction and/or Expense Reimbursement (2)	-0.63%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.49%

(1)	“Other Expenses” have been restated to reflect more current information.

(2)
Cook & Bynum Capital Management, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2014 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$152	$603	$1,081	$2,402

Please retain this Supplement with your Prospectus and SAI for future reference.